content="text/html; charset=iso-8859-1"> S.Y. Bancorp, Inc. Form 8-K
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 22, 2004

S.Y. BANCORP, INC.
(Exact name of registrant as specified in its charter)

Kentucky (State or other jurisdiction of incorporation or organization)	1-13661 (Commission File Number)	61-1137529 (I.R.S. Employer Identification No.)

1040 East Main Street, Louisville, Kentucky, 40206
(Address of principal executive offices)

(502) 582-2571
(Registrant's telephone number, including area code)

ITEM 9. REGULATION FD DISCLOSURE AND RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 22, 2004, S.Y. Bancorp, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference, announcing fourth quarter 2003 earnings. This information is being provided under Items 9 and 12 of Form 8-K.

The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

C. Exhibits

99.1 Press Release dated January 22, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 23, 2004	S.Y. BANCORP, INC.

By: /s/ Nancy B. Davis
Nancy B. Davis, Executive Vice President, Treasurer and Chief Financial Officer